CERTIFICATION
                            Pursuant to Section 906
                       of the Sarbanes-Oxley Act of 2002


         The undersigned, the Chief Executive Officer of Exchange Traded Concepts Trust (the "Funds"), with respect to the Funds' Form N-CSR for the period ended July 31, 2011 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

         1.         such  Form  N-CSR  fully  complies  with the requirements of section  13(a)  or  15(d)  of  the  Securities  Exchange  Act  of  1934;  and

         2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Funds.


Dated:   9/27/2011

                                             /S/  J.  Garret  Stevens
                                             -------------------------
                                             J.  Garrett  Stevens
                                             Chief  Executive  Officer

                                 CERTIFICATION
                            Pursuant to Section 906
                       of the Sarbanes-Oxley Act of 2002


         The undersigned, the Treasurer of Exchange Traded Concepts Trust (the "Funds"), with respect to the Funds' Form N-CSR for the period ended July 31, 2011 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

         1.         such  Form  N-CSR  fully  complies  with the requirements of section  13(a)  or  15(d)  of  the  Securities  Exchange  Act  of  1934;  and

         2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Funds.


Dated:  9/27/2011

                                             /S/  Thompson  S.  Phillips Jr.
                                             -------------------------------
                                             Thompson  S.  Phillips,  Jr.
                                             Treasurer